Earnings per Share	9 Months Ended
Nov. 26, 2022
Earnings Per Share [Abstract]
Earnings per Share
15)	EARNINGS PER SHARE
The Company presents earnings per share on a basic and diluted basis. Basic earnings per share has been computed by dividing net earnings by the weighted average number of shares outstanding. Diluted earnings per share has been computed by dividing net earnings by the weighted average number of shares outstanding, including the dilutive effect of stock-based awards as calculated under the treasury stock method.
Stock-based awards for the three and nine months ended November 26, 2022 of approximately 1.6 million and 2.0 million shares, respectively, and for the three and nine months ended November 27, 2021 of approximately 2.9 million and 2.9 million shares, respectively, were excluded from the computation of diluted earnings per share as the effect would be anti-dilutive.